UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


        Amendment No. 1 to Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 1997



                           ASR Investments Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          Maryland                         1-9646                  86-0587826
--------------------------------------------------------------------------------
      (State or other               (Commission File No.)         (IRS Employer
jurisdiction of incorporation)


                   335 N. Wilmot, Suite 250, Tucson, AZ 85711
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (520) 748-2111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                (Not applicable)
             ------------------------------------------------------
              (Former Name, former address and former fiscal year,
                          if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION, AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED

         Independent Auditors' Report
         Historical Summary of Revenues and Certain Operating Expenses of Arbor Terrace Apartments for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited)
         Notes to Historical Summary of Revenues and Certain Operating Expenses of Arbor Terrace Apartments

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
ASR Investments Corporation:

         We have audited the accompanying historical summary of revenues and certain operating expenses (the "Summary") of Arbor Terrace Apartments ("Arbor") for the year ended December 31, 1996. The Summary is the responsibility of the management of Arbor. Our responsibility is to express an opinion on the Summary based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying Summary was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission as described in Note 1 to the Summary and is not intended to be a complete presentation of Arbor's revenues and expenses.

         In our opinion, such Summary presents fairly, in all material respects, the revenues and certain operating expenses, as defined above, of Arbor for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Tucson, Arizona
September 23, 1997

                            ARBOR TERRACE APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                           CERTAIN OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                  AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (IN THOUSANDS)


                                                             1996       1997
                                                            ------     ------
                                                                     (Unaudited)

Rental income                                               $1,729     $1,300
                                                            ------     ------

Certain Operating Expenses
       Operating and maintenance expenses                      480        402
       Real estate taxes and insurance                         125        129
                                                            ------     ------
Total certain operating expenses                               605        531
                                                            ------     ------

Excess of revenue over certain operating expenses           $1,124     $  769
                                                            ======     ======



    See accompanying notes to the historical summary of revenues and certain operating expenses.

                            ARBOR TERRACE APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                           CERTAIN OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                  AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997



1. BASIS OF PRESENTATION

         The historical summary of revenues and certain operating expenses (the "Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission ("Rule 3-14"). The Summary reflects the historical revenues and certain operating expenses of Arbor Terrace Apartments ("Arbor"), a 276-unit community located in Port Orchard, Washington. ASR Investments Corporation ("ASR") acquired Arbor from an unaffiliated third party in October 1997. In accordance with Rule 3-14, the Summary includes certain operating and maintenance costs, real estate taxes and insurance expenses, but excludes mortgage interest, depreciation and corporate expenses as they are dependent upon a particular owner, purchase price or other financial arrangement. Accordingly, the expenses reflected in the Summary may not be comparable to the expenses to be incurred by ASR in the operations of the property. ASR is not aware of any material factors relating to Arbor other than those set forth herein that would cause the Summary not to be indicative of the future operating results of Arbor.

         In the opinion of management, the unaudited historical summary of revenues and certain operating expenses for the nine months ended September 30, 1997 includes all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation for such period. These interim operating results are not necessarily indicative of the results that may be expected for the entire year.

         The Summary has been prepared on the accrual method of accounting. The apartment community has operating leases with terms generally of one year or less. Rental income is recognized as earned.

2. USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect some of the amounts reported in the financial statements. Actual results could differ from those estimates.

(b)      PRO FORMA FINANCIAL STATEMENTS

         Introduction
         Unaudited Pro forma Financial Statements as of September 30, 1997 and for the year ended December 31, 1996 and the nine months ended September 30, 1997
         Notes to Unaudited Pro Forma Combined Financial Statements

                Unaudited Pro Forma Combined Financial Statements


         The following unaudited pro forma income statements give effect to (a) the following transactions (collectively the "Previously Reported Transactions"): (i) the acquisition of the Winton Properties and Winton & Associates on April 30, 1997, (ii) the acquisition of Pima Mortgage L.P. and Pima Realty Advisors, Inc. (collectively the "Pima Entities") on April 30, 1997,
(iii) the acquisition of London Park Apartments in March 1997, (iv) the acquisition of the remaining 85% interest in La Privada Apartments L.L.C. and the related sale of the Company's interests in the other five joint ventures on April 30, 1997, (v) the acquisition of Ivystone/Woodsedge Apartments and The Court Apartments in April 1997, (vi) the issuance of 187,847 shares of Common Stock for cash in April and May, 1997, and (vii) the acquisition of three apartment communities (the "MTP Properties") in September 1997; (b) the acquisition of On The Boulevard Apartments ("OTB") from an independent third party in September 1997; and (c) the acquisition of Arbor Terrace Apartments ("Arbor") from an independent third party in October 1997. The pro forma income statements have been prepared as if the above transactions had been consummated as of January 1, 1996. The pro forma combined balance sheet has been prepared as if the acquisition of Arbor had occurred on September 30, 1997. Adjustments necessary to reflect these assumptions and to restate the historical combined financial statements are presented in the Pro Forma Adjustments columns and are described in the notes thereto.

         The historical financial information for the Company is derived from the audited consolidated financial statements of the Company for the year December 31, 1996 and the unaudited consolidated financial statements as of and for the nine months ended September 30, 1997. The historical financial information for the properties and entities acquired is derived from unaudited financial statements of the properties or entities, as adjusted to reflect certain preacquisition transactions.

         The unaudited pro forma combined financial statements are not necessarily indicative of what the actual financial position would have been at September 30, 1997 or the actual results of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 had the acquisitions occurred on the assumed dates described above, nor does it purport to present the future financial position or results of operations of the Company.

Unaudited Proforma Combined Balance Sheet As of September 30, 1997
    (In thousands except for per share data)

                                                                       ASR      Arbor    Pro Forma            Pro Forma
                                                                Historical    Terrace  Adjustments             Combined
                                                                ----------    -------  -----------             --------
                                     ASSETS

Real Estate Investments
Properties, net of depreciation                                   $248,952    $10,928       $2,361        (A)  $262,241
Land held for investment                                               925                                          925
Other real estate                                                      841                                          841
                                                             -------------------------------------------    -----------
Total real estate investments                                      250,718     10,928        2,361              264,007
Restricted cash and deferred loan cost                               9,993                     136        (B)     10129
Cash                                                                11,201                  (2,917)       (C)      8284
Goodwill                                                             1,373                                         1373
Other assets                                                         2,020                                         2020
                                                             -------------------------------------------    -----------
                                                                  $275,305    $10,928        ($420)            $285,813
                                                             ===========================================    ===========
                              LIABILITIES & EQUITY
Liabilities
Real estate loans                                                 $167,273    $10,265       (2,420)       (D)  $175,118
Securities deposits and deferred rental income                       2,131                                        2,131
Other liabilities                                                    7,916                                        7,916
                                                             -------------------------------------------    -----------
Total liabilities                                                  177,320     10,265       (2,420)             185,165
Stockholders' Equity                                                97,985        663        2,000              100,648
                                                             -------------------------------------------    -----------
Total liabilities and
  Stockholders'  Equity                                           $275,305    $10,928        ($420)            $285,813
                                                             ===========================================    ===========

Outstanding common shares and LP Units                               5,875                                        5,961
                                                                     =====                                        =====
Book value per share                                                $16.68                                       $16.88
                                                                    ======                                       ======

See Notes to Unaudited Pro Forma Combined Financial Statements.

Unaudited Pro Forma Combined Income Statement for Year Ended December 31, 1996
   (In thousands except for per share data)

                                                           Previously
                                                  ASR        Reported                 Arbor         Pro Forma           Pro Forma
                                           Historical    Transactions        OTB    Terrace       Adjustments            Combined
                                           ----------    ------------        ---    -------       -----------            --------
Real Estate Operations
Rental income                                 $14,581         $26,844     $1,505     $1,729              $100     (K)     $44,759
Property management fees                                        1,859                                 ($1,103)    (E)         756
Commission & other income                                          34                                                          34
                                           ------------------------------------------------       -----------        ------------
Total real estate income                       14,581          28,737      1,505      1,729            (1,003)             45,549
                                                                                                          100     (K)
Operating & maintenance                        (5,404)        (10,627)      (316)      (480)            1,103     (E)     (15,624)
Real estate taxes & insurance                  (1,451)         (3,294)      (148)      (125)                               (5,018)
Interest expense                               (4,348)                                                 (8,944)    (J)     (13,292)
Depreciation and amortization                  (2,819)                                                 (7,020)    (I)      (9,839)
                                           ------------------------------------------------       -----------        ------------
Total Operating Expenses                      (14,022)        (13,921)      (464)      (605)          (14,761)            (43,773)
                                           ------------------------------------------------       -----------        ------------
Real estate operating income                      559          14,816      1,041      1,124           (15,764)              1,776
                                           ------------------------------------------------       -----------        ------------
Mortgage Asset Income
Prospective yield income                        2,630                                                     193     (F)       2,823
Income from redemptions and dale                9,461                                                                       9,461
Interest expense                                 (181)                                                                       (181)
                                           ----------                                             -----------        ------------
Income from mortgage assets                    11,910                                                     193              12,103
                                           ----------                                             -----------        ------------
Other Income & Expense
Amortization of goodwill                                                                                  (70)    (H)         (70)
Management fees                                                   575                                    (575)    (F)           0
Interest and other income (expense), net         (425)             70                                    (940)    (G)      (1,295)
Administrative expenses                        (3,203)           (593)                                    638     (F)      (3,158)
                                           --------------------------                             -----------        ------------
Other income & expense                         (3,628)             52                                    (947)             (4,523)
                                           --------------------------                             -----------        ------------

Net Income                                     $8,841         $14,868     $1,041     $1,124          ($16,518)             $9,356
                                           ================================================       ===========        ============
Net Income per share                            $2.80                                                                       $1.58
                                                =====                                                                       =====
Dividends declared per share                    $2.00                                                                       $2.00
                                                =====                                                                       =====

Weighted Average common shares O/S              3,153                                                                       5,961
                                                =====                                                                       =====

See Notes to Unaudited Pro Forma Combined Financial Statements.

Unaudited Pro Forma Combined Income Statement for Nine Months Ended September 30, 1997
    (In thousands except for per share data)


                                                              Previously
                                                    ASR         Reported                 Arbor       Pro Forma          Pro Forma
                                             Historical     Transactions        OTB    Terrace     Adjustments           Combined
                                             ----------     ------------        ---    -------     -----------           --------
Real Estate Operations
Rental income                                   $20,777          $11,198     $1,038     $1,300             104     (K)    $34,417
Property management fees                                             520                                 ($400)    (E)        120
Commission & other income                                              2                                                        2
                                           ---------------------------------------------------    -----------         -----------
Total real estate income                         20,777           11,720      1,038      1,300            (296)            34,539
                                           ---------------------------------------------------    -----------         -----------
                                                                                                           122     (K)
Operating & maintenance                          (7,549)          (4,324)      (207)      (402)            400     (E)    (11,960)
Real estate taxes & insurance                    (2,173)          (1,437)      (124)      (129)                            (3,863)
Interest expense                                 (6,435)                                                (3,847)    (J)    (10,282)
Depreciation and amortization                    (4,031)                                                (3,299)    (I)     (7,330)
                                           ---------------------------------------------------    ------------        -----------
Total operating expenses                        (20,188)          (5,761)      (331)      (531)         (6,624)           (33,435)
                                           ---------------------------------------------------    ------------        -----------
Real estate operating income                        589            5,959        707        769          (6,920)             1,104
                                           ---------------------------------------------------    ------------        -----------
Gain on sale of real estate                         474                                                                       474
                                           ------------                                                               -----------
Mortgage Asset Income
Prospective yield income                            588                                                     52     (F)        640
Income from redemptions and sale                 16,650                                                                    16,650
Interest expense                                    (25)                                                                      (25)
                                           ------------                                           ------------        -----------
Income from mortgage assets                      17,213                                                     52             17,265
                                           ------------                                           ------------        -----------
Other Income & Expense
Management fees                                                      219                                  (219)    (F)          0
Interest and other income (expense), net            650              108                                  (392)    (G)        366
                                                                                                           (24)    (H)        (24)
Administrative expenses                          (2,561)             (52)                                  107     (F)     (2,506)
Acquisition-related expense                      (6,215)                                                                   (6,215)
                                           ---------------------------------------------------    ------------        -----------
Other income & expense                           (8,126)             275                                  (528)            (8,379)
                                           ---------------------------------------------------    ------------        -----------

Net Income                                      $10,150           $6,234       $707       $769         ($7,396)           $10,464
                                           ===================================================    ============        ===========
Net Income per share                              $2.28                                                                     $1.76
                                                  =====                                                                     =====
Dividends declared per share                      $1.50                                                                     $1.50
                                                  =====                                                                     =====

Weighted average common shares outstanding        4,447                                                                     5,961
                                                  =====                                                                     =====

See Notes to Unaudited Pro Forma Combined Financial Statements.

Notes to Unaudited Pro Forma Combined Financial Statements
(Dollars in thousands except per share amounts)


Pro Forma Combined Balance Sheet Adjustments as of September 30, 1997

(A) The acquisition of Arbor is accounted for as a purchase in accordance with generally accepted accounting principles and accordingly, the property and liabilities acquired are presented at the estimated fair values. The common stock of the Company issued are valued at $23.21 per share, the price agreed to between the Company and the seller. The pro forma adjustments are as follows:

         Purchase of property......................................  $13,290
         Less: historical carrying value of the properties.........  (10,928)
                                                                     -------
         Increase in real estate...................................  $ 2,361
                                                                     =======

(B) To reflect the estimated loan assumption or origination costs and loan escrow deposits.

(C)      To reflect the estimated cash used for the acquisition.

         Purchase of property......................................  $ 2,781
         Mortgage loan costs and escrow deposits...................      136
                                                                     -------
         Decrease in cash..........................................  $ 2,917
                                                                     =======

(D)      To reflect lower amount of mortgage loan assumed or obtained.

Pro Forma Combined Income Statements Adjustments for the Year Ended December 31, 1996 and the Nine Months Ended September 30, 1997

(E) Winton & Associates provided property management services relating to the Winton Properties, and Pima Realty provided property management services on the Company's properties. The adjustments to eliminate the property management fees previously charged are as follows:

                                                             1996     1997
                                                            ------   ------
         Pima Realty .....................................  $   472  $  190
         Winton & Associates .............................      631     210
                                                            -------  ------
                                                            $ 1,103  $  400
                                                            =======  ======

(F) Pima Mortgage provided advisory and bond administration services to the Company on a fee basis pursuant to a management agreement. The Company has entered into employment agreements with the three officers of the corporate partners of Pima Mortgage. The Company expects to eliminate the expenses incurred by Pima Mortgage (consisting of salaries to the officers of the corporate partners) offset by costs incurred by the Company under the employment agreements. The adjustments to reflect elimination of the advisory and bond administration fees, elimination of the Pima Mortgage expenses, and the addition of salaries to be paid by the Company are as follows:

                                                                 1996     1997
                                                                ------   ------
         Elimination of bond administration fees expense.....   $  193   $   52
                                                                ======   ======

         Elimination of management fee income
                  Bond administration fee income ............  ($  193) ($   52)
                  Management fee income .....................     (382)    (167)
                                                                ------   ------
         Total ..............................................  ($  575) ($  219)
                                                                ======   ======

         Elimination of management fees expense and addition of salary expense
         Elimination of management fee expense ..............   $  382   $  167
         Elimination of Pima Mortgage salary expenses........      593       52
         Addition of salaries under employment agreements....     (337)    (112)
                                                                ------   ------
         Reduction in operating expenses ....................   $  638   $  107
                                                                ======   ======

(G) To eliminate interest and dividend income on certain assets of the Pima Entities not acquired by the Company and to reduce the Company's interest income to reflect cash used in the acquisitions.

                                                                 1996     1997
                                                                ------   ------
         Elimination of the Pima Entities' income ...........   $   70   $   12
         Reduction in the Company's interest income .........      870      380
                                                                ------   ------
         Reduction in other income ..........................   $  940   $  392
                                                                ======   ======

(H) To amortize the recorded purchase price of Winton & Associates over 20 years.

(I) Increase in depreciation and amortization charges to reflect depreciation and amortization based on ASR's acquisition costs calculated utilizing an estimated life of 27.5 years on the property, seven years on personal property and improvements, and the remaining life on loan costs. The acquisition costs are allocated 15% to land and 85% to buildings and improvements in accordance with ASR's estimated allocations. The resulting pro forma depreciation and amortization expense is as follows:
                                                                 1996     1997
                                                                ------   ------
         Previously Reported Transactions....................   $6,060   $2,579
         OTB & Arbor.........................................      960      720
                                                                ------   ------
         Total...............................................   $7,020   $3,299
                                                                ======   ======

(J) The pro forma adjustments to the interest expense reflecting mortgage loans obtained or assumed are as follows:

                                                                 1996     1997
                                                                ------   ------
         Previously Reported Transactions....................   $7,850   $3,026
         OTB & Arbor.........................................    1,094      821
                                                                ------   ------
         Total...............................................   $8,944   $3,847
                                                                ======   ======

(K) The sellers of OTB and Arbor deposited $400,000 in escrow accounts to reimburse the Company for rental concessions and marketing expenses for two years. The pro forma adjustments reflect such reimbursements for the applicable periods.

(c)      EXHIBITS

Exhibit No.       Description of Exhibit

     2(j) Real Estate Contribution Agreement between ASR Investments Corporation, Heritage Communities L.P., Arbor Terrace I, L.L.C. and Arbor Terrace II, L.L.C. dated as of August 21, 1997, and related Supplements dated August 21, 1997 and September 8, 1997.

     2(k) Real Estate Contribution Agreement between ASR Investments Corporation, Heritage Communities L.P., and On The Boulevard Joint Venture dated as of August 1, 1997, and related Supplement dated August 1, 1997.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ASR INVESTMENTS CORPORATION



By: /s/  Joseph Chan
   -------------------------------
Name:  Joseph Chan
Its:   Executive Vice President, Chief Operating Officer,
       Secretary and Treasurer

January 6, 1998